CONFORMED COPY






                              INVESTMENT AGREEMENT

                                   dated as of

                                January 23, 1998

                                      among

                   MORGAN STANLEY VENTURE PARTNERS III, L.P.,

                   MORGAN STANLEY VENTURE INVESTORS III, L.P.,

                       THE MORGAN STANLEY VENTURE PARTNERS
                            ENTREPRENEUR FUND, L.P.,

                                       and

                            INTEGRAMED AMERICA, INC.

                                TABLE OF CONTENTS
                             ----------------------

                                                                          PAGE

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions..................................................1

                                    ARTICLE 2
                                PURCHASE AND SALE

SECTION 2.01.  Purchase and Sale............................................5
SECTION 2.02.  Closing......................................................5
SECTION 2.03.  Legending of Securities......................................5

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

SECTION 3.01.  Corporate Existence and Power................................6
SECTION 3.02.  Corporate Authorization......................................6
SECTION 3.03.  Governmental Authorization...................................7
SECTION 3.04.  Non-contravention............................................7
SECTION 3.05.  Capitalization...............................................7
SECTION 3.06.  Subsidiaries.................................................8
SECTION 3.07.  SEC Filings..................................................8
SECTION 3.08.  Financial Statements.........................................9
SECTION 3.09.  Absence of Certain Changes...................................9
SECTION 3.10.  No Undisclosed Material Liabilities..........................10
SECTION 3.11.  Litigation...................................................11
SECTION 3.12.  Compliance with Laws.........................................11
SECTION 3.13.  Finders' Fees................................................11
SECTION 3.14.  Employee Benefit Plans.......................................11
SECTION 3.15.  Taxes........................................................12
SECTION 3.16.  Environmental Matters........................................13

                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF THE FUNDS

SECTION 4.01.  Organization.................................................15
SECTION 4.02.  Power and Authorization......................................15
SECTION 4.03.  Governmental Authorization...................................15
SECTION 4.04.  Non-contravention............................................15
SECTION 4.05.  Finders' Fees................................................15
SECTION 4.06.  Purchase for Investment......................................16
SECTION 4.07.  Disclosure of Information....................................16

                                                                          PAGE

SECTION 4.08.  Restricted Securities........................................16

                                    ARTICLE 5
                            COVENANTS OF THE COMPANY

SECTION 5.01.  Notices of Certain Events....................................16
SECTION 5.02.  Registration Rights..........................................17
SECTION 5.03.  Access to Book and Records...................................17

                                    ARTICLE 6
                             COVENANTS OF THE FUNDS

SECTION 6.01.  Notices of Certain Events....................................17
SECTION 6.02.  Agreement to Provide Information.............................17

                                   ARTICLE 7
                     COVENANTS OF THE COMPANY AND THE FUNDS

SECTION 7.01.  Filings; Consents............................................18

                                    ARTICLE 8
                              ADDITIONAL COVENANTS

SECTION 8.01.  Board Representation; Committees.............................18
SECTION 8.02.  Reports......................................................18
SECTION 8.03.  Pre-emptive Rights...........................................19
SECTION 8.04.  Voting Arrangements..........................................20

                                    ARTICLE 9
                                   TERMINATION

SECTION 9.01.  Grounds for Termination......................................20
SECTION 9.02.  Effect of Termination........................................20

                                   ARTICLE 10
                                  MISCELLANEOUS

SECTION 10.01.  Notices.....................................................21
SECTION 10.02.  Survival....................................................22
SECTION 10.03.  Amendments and Waivers......................................22
SECTION 10.04.  Expenses....................................................22
SECTION 10.05.  Successors and Assigns......................................23

                                                                          PAGE

SECTION 10.06.  Governing Law...............................................23
SECTION 10.07.  Counterparts; Third Party Beneficiaries.....................23
SECTION 10.08.  Public Announcements........................................23
SECTION 10.09.  Entire Agreement; Exhibits..................................23
SECTION 10.10.  Headings....................................................23

Exhibit A         Registration Rights Agreement

Exhibit B         Form of Warrant

                              INVESTMENT AGREEMENT

         AGREEMENT dated as of January 23, 1998 among Morgan Stanley Venture Partners III, L.P., a Delaware limited partnership ("MSVP III Fund"), Morgan Stanley Venture Investors III, L.P., a Delaware limited partnership ("Employee Fund") and The Morgan Stanley Venture Partners Entrepreneur Fund, L.P., a Delaware limited partnership ("Entrepreneur Fund") and IntegraMed America, Inc., a Delaware corporation (the "Company").

         The parties hereto agree as follows:

                                    ARTICLE 1


                                   DEFINITIONS

         SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

         "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

         "Balance Sheet" means the audited consolidated balance sheet of the Company and the Subsidiaries as of December 31, 1996.

         "Balance Sheet Date" means December 31, 1996.

         "beneficial ownership" and "beneficially own" shall be determined in accordance with Rules 13d-3 and 13d-5 under the 1934 Act.

         "Benefit Arrangement" means any employment, severance or similar contract or arrangement (whether or not written) or any plan, policy, fund, program or contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, worker's compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) that (i) is not an Employee Plan, (ii) is entered into, maintained, administered or contributed to, as the case may be, by the Company or any of its Affiliates and (iii) covers any employee or former employee of the Company or any Subsidiary of the Company.

         "Closing Date" means the date of the Closing.

         "Code" means the United States Internal Revenue Code of 1986, as amended.

         "Commission"   means  the  United   States   Securities   and  Exchange
Commission.

         "Common Stock" means the Common Stock of the Company, par value $.01 per share.

         "Common Stock Plan" means any present or future Employee Plan, employment agreement, restricted stock, stock option, stock purchase or dividend reinvestment plan or other similar type of plan or arrangement of the Company which provides for the issuance of equity securities or options or rights to purchase equity securities of the Company.

         "Convertible Securities" means any securities convertible into or exercisable for Voting Securities.

         "Employee  Plan"  means any  "employee  benefit  plan",  as  defined in
Section 3(3) of ERISA, that (i) is subject to any provision of ERISA, (ii) is maintained, administered or contributed to by the Company or any of its Affiliates and (iii) covers any employee or former employee of the Company or any Subsidiary of the Company.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, and the rules and regulations promulgated thereunder.

         "ERISA Affiliate" of any entity means any other entity which, together with such entity, would be treated as a single employer under Section 414 of the Code.

         "Fund" means each or any of the MSVP III Fund, the Employee Fund and the Entrepreneur Fund.

         "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

         "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Company and the Subsidiaries, taken as a whole.

         "MSVP" means the program of investment funds comprising the MSVP III Fund, the Employee Fund and the Entrepreneur Fund.

         "Multiemployer Plan" means a multiemployer plan, as defined in Section 3(37) of ERISA.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Person"  means  an  individual,   corporation,   partnership,  limited
liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Registration Rights Agreement" means the Registration Rights Agreement among the parties hereto attached as Exhibit A hereto.

         "Restricted Securities" means the shares of Common Stock and any other securities or rights convertible into or exercisable (whether immediately or otherwise) for such Common Stock, including the Warrants, in each case purchased by the Funds pursuant to this Agreement.

         "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

         "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, withholding on amounts paid to or by any Person, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental authority (a "Taxing authority") responsible for the imposition of any such tax (domestic or foreign), (ii) liability of any Person for the payment of any amounts of the type described in (i) as a result of being a member of any affiliated, consolidated, combined or unitary group or being a party to any agreement or arrangement whereby liability of a Person for payments of such amounts was determined or taken into account with reference to the liability of any other Person for any period, and (iii) liability of any Person for the payment of any amounts of the type described in (i) as a result of any express or implied obligation to indemnify any other Person.

         "Total Voting Power" means the aggregate number of votes which may be cast by holders of outstanding Voting Securities.

         "Voting Securities" means all securities of the Company entitled, in the ordinary course, to vote in the election of Directors of the Company.

         "Warrants" means the 240,000 warrants of the Company, substantially in the form of Exhibit B hereto, to purchase shares of Common Stock to be issued to the Funds hereunder.

         (b) Each of the following terms is defined in the Section set forth opposite such term:

         Term                                                Section
         ----                                                -------

         Accredited Investor                                  4.06
                                                              -------
         Company Securities                                   3.05(b)
                                                              -------
         Closing                                              2.02
                                                              -------
         Company 10-K                                         3.07(a)
                                                              -------
         Company 10-Q                                         3.07(a)
                                                              -------
         Fund Nominee                                         8.01(a)
                                                              -------
         Pre-emptive Rights Notice                            8.03
                                                              -------
         Proxy Materials                                      3.07
                                                              -------
         Purchase Price                                       2.01
                                                              -------
         Shares                                               2.01
                                                              -------
         Subsidiary Securities                                3.06(b)
                                                              -------


                                    ARTICLE 2


                                PURCHASE AND SALE

         SECTION 2.01. Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, the Company agrees to sell and the Funds agree to purchase from the Company for an aggregate purchase price of $5,500,000 (the "Purchase Price") (a) 3,235,294 shares of Common Stock (the "Shares") and (b) the Warrants. The actual number of Shares and Warrants that each Fund will purchase shall be determined by the Funds at Closing.

         The Purchase Price shall be paid in accordance with Section 2.02.

         SECTION 2.02. Closing. The closing (the "Closing") of the transactions contemplated hereby shall take place at the offices of Davis Polk & Wardwell in New York City at 1:00 p.m. EST on January 23, 1998 or at such other time or place as the parties may agree. At the Closing:

         (a) The Company shall deliver to each Fund (i) one or more certificates for the Shares, registered in the name of such Fund and representing the number of the Shares to be purchased by such Fund and (ii) one or more certificates for the Warrants, registered in the name of such Fund and representing the number of the Warrants to be purchased by such Fund; and

         (b) Each Fund shall deliver to the Company an amount equal to the number of the Shares to be purchased by such Fund at the Closing multiplied by $1.70 per share for an aggregate amount equal to the Purchase Price in immediately available funds by wire transfer to an account of the Company designated by the Company, by notice to each Fund, no later than two business days prior to the Closing.

         SECTION 2.03. Legending of Securities. All securities to be issued to each Fund by the Company hereunder shall bear the following legend:

         "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or securities laws of any state and may not be offered, sold, transferred or otherwise disposed of except in compliance therewith."

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each Fund as of the date hereof and as of the Closing Date that:

         SECTION 3.01. Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect. The Company has heretofore delivered to each Fund true and complete copies of the certificate of incorporation and bylaws of the Company as currently in effect.
                                        5

         SECTION 3.02. Corporate Authorization. (a) The execution, delivery and performance by the Company of this Agreement are within the Company's corporate powers and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the indemnification under the Registration Rights Agreement may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by equitable principles.

         (b) The Shares, when issued and delivered to and paid for by each Fund pursuant to this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights, except as set forth in this Agreement. The shares of Common Stock reserved for issuance upon exercise of the Warrants have been duly authorized by the Company and reserved for issuance upon such exercise and, when issued upon such exercise in accordance with the terms of the Warrants, will have been validly issued, fully paid and non-assessable, and such shares of Common Stock will be free of preemptive rights or similar rights except as set forth in this Agreement.

         (c) The Warrants, when executed and delivered in accordance with the terms of this Agreement, will constitute a valid and binding obligation of the Company.

         SECTION 3.03. Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the Warrants require no action by or in respect of, or filing with, any governmental body, agency, or official other than (i) compliance with any applicable requirements of the 1934 Act; (ii) compliance with any applicable existing requirements of the Nasdaq Stock Market; and (iii) any action or filing as to which the failure to make or obtain would not, individually or in the aggregate, have a Material Adverse Effect.

         SECTION 3.04. Non-contravention. The execution, delivery and performance by the Company of this Agreement and the Warrants do not and will not (i) violate the certificate of incorporation or bylaws of the Company or any Subsidiary; (ii) assuming compliance with the matters referred to in Section 3.03, violate any applicable law, rule, regulation, judgment, injunction, order or decree; (iii) constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or any Subsidiary or to a loss of any benefit to which the Company or any Subsidiary is entitled under, any agreement or other instrument binding upon the Company or any Subsidiary or any license, franchise, permit or other similar authorization held by the Company or any Subsidiary; or (iv) result in the creation or imposition of any material Lien on any asset of the Company or any Subsidiary.

         SECTION 3.05. Capitalization. (a) The authorized capital stock of the Company consists of (i) 25,000,000 shares of Common Stock, of which 17,432,730 shares are issued and outstanding as of January 15, 1998, (ii) 3,165,644 shares of preferred stock, $1.00 par value, of which: (A) 2,500,000 shares are undesignated; (B) 665,644 shares are designated as Series A Cumulative Convertible of which 165,644 were issued or outstanding as of January 15, 1998;
(iii) warrants outstanding to purchase 775,427 shares of Common Stock as of January 15, 1998; and (iv) options outstanding to purchase 1,420,602 shares of Common Stock as of January 15, 1998 (including a grant of options to purchase 175,000 shares of Common Stock which is subject to stockholder approval increasing the number of shares authorized under the plan). All outstanding shares of Common Stock and any other class of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable.

          (b) Except as set forth in Section  3.05(a),  there are no outstanding
(i) shares of capital stock or Voting Securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or Voting Securities of the Company or (iii) except as set forth on Schedule 3.05(b), warrants, options or other rights to acquire from the Company, or other obligations of the Company to issue, any capital stock, Voting Securities or securities convertible into or exchangeable for capital stock or Voting Securities of the Company (the items in clauses 3.05(b)(i), (ii) and (iii) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any Company Securities.

         SECTION 3.06. Subsidiaries. (a) Each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect, is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect. All Subsidiaries and their respective jurisdictions of incorporation are identified on Schedule 3.06(a).
                                                7

          (b) Except as set forth on Schedule 3.06(b), all of the outstanding capital stock of, or other voting securities or ownership interests in, each Subsidiary, is owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). There are no outstanding (i) securities of the Company or any Subsidiary convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary or (ii) options or other rights to acquire from the Company or any Subsidiary, or other obligation of the Company or any Subsidiary to issue, any capital stock or other voting securities or ownership interests in, or any securities convertible into or exchangeable for any capital stock or other voting securities or ownership interests in, any Subsidiary (the items in clauses 3.06(b)(i) and (ii) being referred to collectively as the "Subsidiary Securities").

         SECTION 3.07.  SEC Filings.  (a) The Company has delivered to each Fund
(i) the annual report on Form 10-K for its fiscal year ended December 31, 1996 (the "Company 10-K"), (ii) its quarterly report on Form 10-Q for its fiscal quarters ended March 31, June 30, and September 30, 1997 (each, a "Company 10-Q"), (iii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of the Company since January 1, 1997 (the "Proxy Materials") and (iv) all of its other reports, statements, schedules and registration statements filed with the Commission since January 1, 1997 (the items in clauses 3.07(a)(i) through (iv) being referred to collectively as the "SEC Reports").

          (b) As of its filing date, or, if such SEC Report was amended, on the date of filing of such amendment, each SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         SECTION 3.08. Financial Statements. The audited consolidated balance sheets as of December 31, 1995 and 1996 and the related audited consolidated statements of operations and cash flows for each of the years ended December 31, 1995 and 1996 included in the Company 10-K and the unaudited interim consolidated balance sheet as of September 30, 1997 and the related unaudited interim consolidated statements of operations and cash flows for the three months ended September 30, 1997 included in the Company 10-Q, of the Company fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company as of the dates thereof and its consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

         SECTION 3.09. Absence of Certain Changes. Since the Balance Sheet Date other than as disclosed, or provided for, in the Company 10-K, a Company 10-Q or other SEC Report and except as set forth in Schedule 3.09, the businesses of the Company and its Subsidiaries have been conducted in the ordinary course consistent with past practices and there has not been:

         (a) any event, occurrence, development or state of circumstances or facts which has had or would reasonably be expected to have a Material Adverse Effect;

         (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the Company or any Subsidiary of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Company or any Subsidiary;

         (c) any amendment of any material term of any outstanding security of the Company or any Subsidiary;

         (d) any incurrence, assumption or guarantee by the Company or any Subsidiary of any indebtedness for borrowed money, except in the ordinary course of business consistent with past practices;

         (e) any creation or assumption by the Company or any Subsidiary of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

         (f) any making of any loan, advance or capital contributions to or investment in any Person other than loans, advances or capital contributions to or investments in Subsidiaries made in the ordinary course of business consistent with past practices;

         (g) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company or any Subsidiary which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect;

         (h) any change in any method of accounting or application thereof by the Company or any Subsidiary, except for any such change required by reason of a concurrent change in generally accepted accounting principles;

          (i) any (A) employment, deferred compensation, severance, retirement or other similar agreement entered into with any director, officer or employee of the Company or any Subsidiary (or any amendment to any such existing agreement), (B) grant of any severance or termination pay to any director, officer or employee of the Company or any Subsidiary, or (C) change in compensation or other benefits payable to any director, officer or employee of the Company or any Subsidiary pursuant to any severance or retirement plans or policies thereof, other than in the ordinary course of business consistent with past practices; or

          (j) any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Company or any Subsidiary, which employees were not subject to a collective bargaining agreement at December 31, 1996, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of the Company or any Subsidiary.

         SECTION 3.10. No Undisclosed Material Liabilities. Except as set forth on Schedule 3.10, there are no liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than:

          (a)   liabilities disclosed or provided for in the Balance Sheet;

          (b) liabilities incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date, which in the aggregate are not material, except for liabilities incurred in connection with normal and recurring fourth quarter operations, to the Company and the Subsidiaries, taken as a whole; and

          (c)   liabilities under this Agreement.

         SECTION 3.11. Litigation. Except as set forth on Schedule 3.11, there is no action, suit, investigation or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any Subsidiary or any of their respective properties before any court or arbitrator or any governmental body, agency or official (i) which would reasonably be expected to have a Material Adverse Effect or (ii) which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

         SECTION  3.12.  Compliance  with  Laws.  Neither  the  Company  nor any
Subsidiary is in violation of or has violated any applicable law, rule or regulation, except for violations which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         SECTION 3.13. Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

         SECTION 3.14. Employee Benefit Plans. (a) The Company has provided the Funds with a list identifying each Employee Plan and Benefit Arrangement.

         (b) No Employee Plan (i) constitutes a Multiemployer Plan or (ii) is maintained in connection with any trust described in Section 501(c)(9) of the Code. Neither the Company nor any ERISA Affiliate of the Company maintains, contributes to, or is required to contribute to nor in the past has maintained, contributed to or been required to contribute to any plan subject to Title IV of ERISA.

         (c) Each Employee Plan which is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to date, and each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code and has been so exempt since its creation. The Company has furnished to the Funds copies of the most recent Internal Revenue Service determination letter with respect to each such Employee Plan. To the Company's knowledge, each Employee Plan and Benefit Arrangement has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Employee Plan or Benefit Arrangement, as applicable.

         (d) Except as disclosed in Schedule 3.14, there is no contract, agreement, plan or arrangement covering any employee or former employee of the Company or any Subsidiary that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Sections 162(m) or 280G of the Code.

         (e) Neither the Company nor any Subsidiary maintains or contributes to any Employee Plan which provides, or has any liability to provide life insurance, medical or other welfare benefits to any employee upon retirement or termination of employment, except as may be required by law.

         (f) Except as disclosed in writing to the Funds since the Balance Sheet Date, there has been no amendment to, written interpretation or announcement (whether or not written) by the Company or any of its affiliates relating to, or change in employee participation or coverage under, any Employee Plan or Benefit Arrangement which would increase materially the expense of maintaining such Employee Plan or Benefit Arrangement above the level of the expense incurred in respect thereof for the fiscal year ended on the Balance Sheet Date.

         (g) Except as set forth in Schedule 3.14 or disclosed in the Company's SEC Reports, neither the Company nor any Subsidiary is a party to or subject to any union contract or any employment contract providing for annual future compensation of $100,000 or more with any officer, consultant, director or employee.

         SECTION 3.15. Taxes. Except as disclosed in the financial statements included in the Company 10-K (including the notes thereto) or except as disclosed on Schedule 3.15 or except in respect of Taxes, the liability for which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) all Tax returns, statements, reports and forms required to be filed with any Taxing authority by or on behalf of the Company or any Subsidiary (collectively, the "Returns"), on or prior to the Closing Date have been or will be filed when due in accordance with all applicable laws except where failure to so file would not subject the Company or any Subsidiary to liabilities or penalties; (ii) as of the time of filing, the Returns correctly reflected (and, as to any Returns not filed as of the date hereof, will correctly reflect) the facts regarding the income, business, assets, operations, activities and status of the Company and each Subsidiary;
(iii) the Company and each Subsidiary has timely paid, withheld or made provision for all Taxes shown as due and payable on the Returns that have been filed; (iv) neither the Company nor any Subsidiary is delinquent in the payment of any Tax and has not requested any extension of time within which to file or send any Return, which Return has not since been filed or sent; (v) neither the Company nor any Subsidiary (or any member of any affiliated or combined group of which the Company or any Subsidiary is or has been a member) has been granted any extension or waiver of the limitation period applicable to the assessment or collection of any Taxes payable by the Company or any Subsidiary which will remain in effect after the Closing Date; (vi) there is no claim, audit, action, suit, proceeding or investigation now pending or threatened against or with respect to the Company or any Subsidiary of which the Company is aware in respect of any Tax or assessment; and (vii) there are no liens for Taxes upon the assets of the Company or any Subsidiary except liens for current Taxes not yet due.

         SECTION 3.16.  Environmental Matters.    (a) Except as set forth in the
Company 10-K, a Company 10-Q or other SEC Report or except as disclosed on
Schedule 3.16:

              (i) no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, no investigation, action, claim, suit, proceeding or review is pending, or, to the knowledge of the Company or any Subsidiary, threatened by any governmental entity or other Person with respect to any matters relating to the Company or any Subsidiary and relating to or arising out of any Environmental Law which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

              (ii) the Company is in compliance with all Environmental Laws and has, and is in compliance with, all environmental permits, except where any noncompliance or failure to receive environmental permits could not reasonably be expected to result in a Material Adverse Effect; and

              (iii) to the Company's knowledge, there are no liabilities of, or relating to, the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, arising under or relating to any Environmental Law which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, and there are no facts, conditions, situations or set of circumstances which could reasonably be expected to result in or be the basis for any such liability.

         (b) There has been no environmental investigation, study, audit, test, review or other analysis conducted of which the Company has knowledge in relation to the current or prior business of the Company or any property or facility now or previously owned or leased by the Company or any Subsidiary.

         (c) Neither the Company nor any Subsidiary owns or leases or has owned or leased any real property, or conducts or has conducted any operations, in New Jersey or Connecticut.

         (d) For purposes of this Section, the following terms shall have the meanings set forth below:

              (i) "Company" and "Subsidiary" shall include any entity which is, in whole or in part, a predecessor of the Company or any Subsidiary;

              (ii) "Environmental Laws" means any and all federal,  state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions, relating to human health, the environment or to emissions, discharges or releases of pollutants, contaminants or other hazardous substances or wastes into the environment, including without limitation ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or other hazardous substances or wastes or the clean-up or other remediation thereof;

                                    ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF THE FUNDS

         Each Fund represents and warrants to the Company, severally as to itself and not jointly, as of the date hereof and as of the Closing Date that:

         SECTION 4.01. Organization. Such Fund is organized under the laws of the State of Delaware.

         SECTION 4.02. Power and Authorization. The execution, delivery and performance by such Fund of this Agreement are within the powers of such Fund and have been duly authorized by all necessary action on the part of such Fund. This Agreement constitutes a valid and binding agreement of such Fund enforceable against such Fund in accordance with its terms, except as the indemnification under the Registration Rights Agreement may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by equitable principles.

         SECTION 4.03. Governmental Authorization. The execution, delivery and performance by such Fund of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official other than any such action or filing as to which the failure to make or obtain would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of such Fund.

         SECTION 4.04. Non-contravention. The execution, delivery and performance by such Fund of this Agreement do not and will not (i) violate the certificate or agreement of limited partnership of such Fund or (ii) assuming compliance with the matters referred to in Section 4.03, violate (x) any applicable law, rule or regulation, that, in the experience of such Fund, is normally applicable to general business entities in relation to transactions of the type contemplated by this Agreement or (y) any judgment, injunction, order or decree binding on such Fund.

         SECTION 4.05. Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of such Fund who might be entitled to any fee or commission from such Fund or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

         SECTION 4.06. Purchase for Investment. Such Fund is acquiring the Shares and Warrants for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof. Such Fund is an "Accredited Investor" as such term is defined in Regulation D under the 1933 Act.

         SECTION 4.07. Disclosure of Information. Each Fund believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Restricted Securities. Each Fund further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the sale of the Restricted Securities.

         SECTION 4.08. Restricted Securities. Each Fund understands that the Restricted Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act, only in certain limited circumstances. In this connection each Fund represents that it is familiar with Rule 144 under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.



                                    ARTICLE 5

                            COVENANTS OF THE COMPANY

         The Company agrees that:

         SECTION 5.01. Notices of Certain Events. The Company shall promptly notify each Fund of:

         (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

         (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

         (c) any actions, suits, claims, investigations or proceedings commenced or to its knowledge threatened against, relating to or involving or otherwise affecting the Company or any Subsidiary that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.11.

         SECTION 5.02. Registration Rights. At any time after the first anniversary of the Closing Date, each Fund shall have the registration rights set forth in Exhibit A.

         SECTION 5.03. Access to Book and Records. The Company agrees that, after Closing and for so long as the Funds in the aggregate beneficially own directly or indirectly at least 5% of the outstanding shares of Common Stock, each Fund will have access on reasonable terms to the books, records and employees of the Company and its Subsidiaries and to the provision by the Company of all information reasonably requested by such Fund, subject to confidentiality obligations that at the time may be owed by the Company to third parties, to appropriate confidentiality arrangements and requirements of law.


                                    ARTICLE 6

                             COVENANTS OF THE FUNDS

         Each Fund agrees that:

         SECTION 6.01. Notices of Certain Events. Such Fund shall promptly notify the Company of:

         (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; and

         (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement.

         SECTION 6.02. Agreement to Provide Information. Such Fund agrees to provide to the Company in writing all information concerning such Fund as may be reasonably necessary for the Company to prepare the Proxy Material and any other current or future securities or regulatory reports or filings of the Company.

                                    ARTICLE 7

                     COVENANTS OF THE COMPANY AND THE FUNDS

         The parties hereto agree that:

         SECTION 7.01. Filings; Consents. Each party hereto agrees to cooperate with each other in good faith and to use its reasonable best efforts in making all required governmental filings and obtaining at the earliest practicable date all necessary approvals and consents from governmental entities and third parties.



                                    ARTICLE 8

                              ADDITIONAL COVENANTS

         SECTION 8.01. Board Representation; Committees. (a) The Company agrees that MSVP III Fund shall have the right to cause the Company to include, as a nominee for the Company's Board of Directors recommended by the Board, a number of Directors (rounded down to the next whole number if the fraction referred to below is less than one-half or, if otherwise, rounded up to the next whole number) that is equal to the product of the total number of Directors on the Board of Directors times a fraction the numerator of which is the aggregate number of Voting Securities owned by the Funds (assuming conversion of securities convertible into or exercisable or exchangeable for Voting
Securities) and the denominator of which is the total number of Voting Securities outstanding; provided that notwithstanding the foregoing, if the Funds beneficially own less than 5% of the outstanding Voting Securities, MSVP III Fund shall no longer have the right to designate any nominee for election to the Company's Board of Directors (the "Fund Nominees").

         (b) The Company agrees to use its best efforts to increase the size of the Board of Directors of the Company promptly after Closing by the number of Directors as determined pursuant to Section 8.01(a) and shall appoint as Directors of the Company (with a term expiring at the following annual meeting of the Company's stockholders) such persons designated by MSVP III Fund.

         SECTION 8.02. Reports. The Company agrees that the financial statements of the Company shall be audited as of the end of each fiscal year by the Company's independent certified public accountants. The Company's current independent public accountants are Price Waterhouse LLP. In the event that Price Waterhouse LLP ceases to be the Company's accountants, the Company agrees that its independent public accountants thereafter shall be a nationally recognized independent certified public accounting firm.

         SECTION 8.03. Pre-emptive Rights. (a) If the Company shall, other than pursuant to any Excluded Issuance, issue any of its Voting Securities or Convertible Securities, the Funds shall have the right to purchase for cash the number or amount of such Voting Securities or Convertible Securities on the same terms and at the same price as the issue price of such Voting Security or Convertible Security (if such Voting Security or Convertible Security is to be issued for consideration other than cash, at a cash price equal to the fair market value of such non-cash consideration on the date the Company first agrees to issue such Voting Securities or Convertible Securities) so that, after the issuance of all such Voting Securities or Convertible Securities, the Funds would, in the aggregate, hold the same proportional interest of such equity securities (or, in the case of Convertible Securities, to be outstanding upon conversion or exercise of all such Convertible Securities) as is held by it prior to the issuance of any such additional equity securities or Convertible Securities. An "Excluded Issuance" means any issuance of Voting Securities or Convertible Securities pursuant to (i) any Common Stock Plan, (ii) upon conversion of Convertible Securities of the Company outstanding on the date hereof, (iii) upon an offering or sale to the public registered under the 1933 Act, (iv) pursuant to a stock dividend or stock split or other subdivision or recombination of Voting Securities, (v) in connection with any Acquisition or financing pursuant to an Acquisition, where the issuance is not registered at the time of such issuance under the 1933 Act, (vi) in connection with any equipment financing, collaborative arrangement or bank financing not intended to provide equity financing, or (vii) any issuance pursuant to the Letter of Intent between the Company and the Shady Grove Shareholders (as defined therein) dated January 22, 1998, in connection with the acquisition of Shady Grove (as defined therein). In the event the Company proposes to issue securities subject to the provisions of this Section 8.03, the Company shall promptly deliver written notice (a "Pre-emptive Rights Notice") of such proposed issuance to the Funds setting forth the material terms and price. Each Fund's right to purchase securities under this Section 8.03 with respect to any issuance of securities shall terminate 15 days after the delivery of the Pre-emptive Rights Notice unless the Funds elect to purchase securities pursuant to such Notice by sending written notice to the Company prior thereto. The rights of the Funds under this
Section 8.03 shall terminate in their entirety upon the earlier of (i) the fifth anniversary of the Closing Date and (ii) the Fund's ownership of Voting Securities is less than 2% of the outstanding number of Voting Securities.

         (b) For the purposes of this Section 8.03, (i) the term "Acquisition" shall mean any transaction, including, but not limited to, any purchase of stock, assets or other business combination not intended to provide equity financing, where the Company issues Voting Securities as consideration at a per share value (based on the fair market value of the cash and non-cash consideration obtained or acquired by the Company) not less than the lower of
(x) the average closing price per share of the Common Stock on the Nasdaq Stock Market over the 10 trading days prior to the third business day before consummation of such transaction and (y) the price as determined by a similar market based formula set forth in the relevant transaction agreement; and (ii) the term "fair market value" of any non-cash consideration on the date in question shall mean the fair market value of such consideration as mutually agreed by the Company and the Funds, or if such parties are unable to agree, as determined by an investment banking firm mutually agreeable to both parties. In the event that the parties are unable to agree on an investment banking firm, then each party shall select a third investment banking firm to determine the "fair market value" of any non-cash consideration. The fees and expenses of such third investment banking firm shall be borne equally by the Company and the Funds.

         SECTION 8.04. Voting Arrangements. MSVP shall vote and cause to be voted all Voting Securities owned by the Funds for nominees to the Board of Directors of the Company who have been recommended by the Company's Board of Directors.
                                    ARTICLE 9
                                  TERMINATION

         SECTION 9.01. Grounds for Termination. This Agreement may be terminated at any time:

         (a) by mutual written agreement of the Company and each Fund; or

         (b) by the Funds with respect to all of their respective obligations hereunder if the Company shall fail to nominate for election or appoint to the Company's Board of Directors the persons designated by MSVP III Fund pursuant to
Section 8.01.

The party desiring to terminate this Agreement shall give notice of such termination to each other party.

         SECTION 9.02. Effect of Termination. If this Agreement is terminated as permitted by Section 9.01, termination shall be without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other parties to this Agreement; provided that if such termination shall result from the willful failure of any party to fulfill a condition to the performance of the obligations of any other party or to perform a covenant of this Agreement or from a willful breach by any party to this Agreement, such party shall be fully liable for any and all damage, loss or expense incurred or suffered by the other party or parties as a result of such failure or breach. The provisions of Sections 10.02 and 10.04 survive any termination hereof pursuant to Section 9.01. The provisions of Section 5.02 and the Registration Rights Agreement (Exhibit A hereto) shall survive any termination of this Agreement subsequent to the Closing.

                                   ARTICLE 10

                                  MISCELLANEOUS

         SECTION 10.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

         if to the Funds, to:

         Morgan Stanley Venture Partners
         1221 Avenue of the Americas
         33rd Floor
         New York, NY 10020
         Attention: M. Fazle Husain
         Fax: (212) 762-8424

         with a copy to:

         Davis Polk & Wardwell
         450 Lexington Avenue
         New York, NY 10017
         Attention: John A. Bick, Esq.
         Fax: (212) 450-4800

         if to the Company, to:

         IntegraMed America, Inc.
         One Manhattanville Road
         Purchase, NY 10577
         Attention: Gerardo Canet
         Fax: (914) 253-8008

         with a copy to:

         Bachner, Tally, Polevoy & Misher LLP
         380 Madison Avenue
         New York, NY 10017
         Attention: Alison S. Newman, Esq.
         Fax: (212) 682-5729

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

         SECTION 10.02. Survival. The representations and warranties of the parties hereto contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing until eighteen months after the Closing Date.

         SECTION 10.03. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived prior to the Closing Date if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 10.04. Expenses. All costs and expenses incurred by the parties hereto in connection with the transactions contemplated by this Agreement shall be the responsibility of such party. Notwithstanding anything to the contrary contained in this Section 10.04, all reasonable fees and disbursements of the Fund's legal counsel arising in connection with the transactions contemplated by this Agreement (up to an amount equal to $25,000) shall be paid by the Company.

         SECTION 10.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that except as expressly provided herein no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

         SECTION 10.06. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

         SECTION 10.07. Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         SECTION 10.08. Public Announcements. The Company and each Fund shall agree on the form and content of any public announcements which shall be made concerning this Agreement or the transactions contemplated hereby, and neither the Company nor any Fund shall make any such public announcement without the consent of the other, except with respect to any public announcement or other public disclosure, to the extent either party determines, in good faith and with the advice of counsel, such announcement or disclosure is required by law or the rules or regulations of any exchange on which such party's securities are listed or to avoid undue risk that the transactions contemplated hereby will be enjoined or that such party, its officers, directors or representatives will be liable for damages as a result thereof.

         SECTION 10.09. Entire Agreement; Exhibits. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto. All exhibits hereto constitute part of this Agreement and are expressly incorporated herein.

         SECTION 10.10. Headings. The headings and the table of contents appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                             INTEGRAMED AMERICA, INC.


                             By: /s/ Dwight Ryan
                                 ----------------
                             Name: Dwight Ryan
                             Title: Chief Financial Officer

                             MORGAN STANLEY VENTURE PARTNERS III, L.P.

                             By: Morgan Stanley Venture Partners III, L.L.C.
                                 its General Partner

                             By: Morgan Stanley Venture Capital III, Inc.,
                                 its Institutional Managing Member

                             By:   /s/ M. Fazle Husain
                                   -------------------
                             Name: M. Fazle Husain
                             Title:  General Partner

                             By:   /s/ M. Fazle Husain
                                   -------------------
                             Name: M. Fazle Husain
                             Title:General Partner

                             MORGAN STANLEY VENTURE INVESTORS III, L.P.

                             By: Morgan Stanley Venture Partners III, L.L.C.
                                 its General Partner
                             By: Morgan Stanley Venture Capital III, Inc.,
                                 its Institutional Managing Member

                             By:    /s/ M. Fazle Husain
                                    -------------------
                             Name:  M. Fazle Husain
                             Title: General Partner

                             By:   /s/ M. Fazle Husain
                                   -------------------
                             Name: M. Fazle Husain
                             Title:General Partner


                             THE MORGAN STANLEY VENTURE PARTNERS
                                    ENTREPRENEUR FUND, L.P.

                             By: Morgan Stanley Venture Partners III, L.L.C.
                                      its General Partner
                             By: Morgan Stanley Venture Capital III, Inc.,
                                      its Institutional Managing Member

                             By:    /s/ M. Fazle Husain
                                    -------------------
                             Name:  M. Fazle Husain
                             Title:  General Partner

                             By:    /s/ M. Fazle Husain
                                    --------------------
                             Name:  M. Fazle Husain
                             Title: General Partner

                                                                 Exhibit A



                               REGISTRATION RIGHTS



                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.01. Definitions. Terms defined in the Investment Agreement (the "Agreement") dated as of January 23, 1998 among IntegraMed America, Inc., a Delaware corporation (the "Company"), Morgan Stanley Venture Partners III, L.P., a Delaware limited partnership ("MSVP III Fund"), Morgan Stanley Venture Investors III, L.P., a Delaware limited partnership ("Employee Fund") and The Morgan Stanley Venture Partners Entrepreneur Fund, L.P., a Delaware limited partnership ("Entrepreneur Fund") are used herein as therein defined. In addition, the following terms, as used herein, have the following meanings:

         "Demand Registration" means a Demand Registration as defined in Section 2.01.

         "Form S-3  Registration"  means a Form S-3  Registration  as defined in
Section 2.03.

         "Holder" means any person or persons owning or having the right to acquire Registerable Securities.

         "Piggyback  Registration" means a Piggyback  Registration as defined in
Section 2.02.

         "Registerable Securities" means shares of Common Stock owned from time to time by any Fund and its partners and Affiliates, and any other securities issued by the Company in exchange for or upon conversion of any such securities.

         "Underwriter" means a securities dealer who purchases any Registerable Securities as principal and not as part of such dealer's market-making activities.

                                    ARTICLE 2

                               REGISTRATION RIGHTS

         SECTION 2.01. Demand Registration. (a) At any time after the first anniversary of the Closing Date, Holders of at least fifty percent (50%) of the Registerable Securities then outstanding may make up to two written requests for registration under the 1933 Act of all or part of their Registerable Securities (a "Demand Registration"); provided that the Company shall not be obligated to effect a Demand Registration for Registerable Securities (i) more than once in any 180 day period and (ii) for an aggregate public offering price of less than $5 million and not less than an aggregate of 1,000,000 Registerable Securities (as such number may be adjusted from time to time for any stock split, stock dividend or other recapitalization or reclassification). Such request will specify the number of shares of Registerable Securities proposed to be sold and will also specify the intended method of disposition thereof. In connection with any registration pursuant to this Section 2.01, the Company shall give written notice of such registration to its stockholders who have rights similar to those set forth in Section 2.02, and such notice shall offer, subject to the terms and conditions hereof, each stockholder the opportunity to register shares as each stockholder may request on the same terms and conditions as the Holders' shares. A registration will not count as a Demand Registration until a registration statement relating to such Demand Registration has become effective.

         (b) If Holders so elect, the offering of such Registerable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. Holders shall have the right to appoint Morgan Stanley & Co. Incorporated ("MS & Co."), as the book-running and managing Underwriter in connection with such offering and any additional investment bankers and managers to be used in connection with the offering. If Holders decline their right to appoint MS & Co. as the book-running and managing Underwriter, the Company shall select, subject to approval by Holders of a majority of the Registerable Securities subject to such Demand Registration, the book-running and other managing Underwriters in connection with such offering and any additional investment bankers and managers to be used in connection with the offering. The Company shall be obligated to cause senior management of the Company to participate in any "road-show" in connection with the offering.

         SECTION 2.02. Piggyback Registration. If the Company proposes to file a registration statement under the 1933 Act with respect to an offering of Common Stock (i) for the Company's own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or relating solely to securities issued pursuant to any present or future restricted stock, stock option, stock purchase or dividend reinvestment plan or other similar type of plan of the Company which provides for the issuance of equity securities or options or rights to purchase equity securities of the Company), or (ii) for the account of any of its stockholders (not including Holders), then the Company shall give written notice of such proposed filing to each Holder as soon as practicable (but in no event less than 15 days before the anticipated filing date), and such notice shall offer, subject to the terms and conditions hereof, each Holder the opportunity to register such Registerable Securities as each Holder may request on the same terms and conditions as the Company's or such stockholders' shares (a "Piggyback Registration").

         SECTION 2.03. Form S-3 Registration. (a) At any time after the first anniversary of the Closing Date, in case the Company shall receive from any Holder or Holders who hold in excess of one percent (1%) of the Company's outstanding Common Stock (including the number of shares of Common Stock into which Convertible Securities may be converted) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to the Registerable Securities owned by such Holder with an anticipated aggregate offering price, net of discounts and commissions, of more than $2.5 million (a "Form S-3 Registration"), the Company will:

          (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other stockholders having registration rights, and such notice shall offer, subject to the terms and conditions hereof, each stockholder the opportunity to register shares as each stockholder may request on the same terms and conditions as the Holders' shares; and

         (ii) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registerable Securities as are specified in such request, together with all or such portion of the Registerable Securities of any other stockholders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided that the Company shall not be obligated to honor more than two requests for registration on Form S-3 in any one year period. Registrations effected pursuant to this Section 2.03(a)(ii) shall not be counted as demands for registration or registrations effected pursuant to Section 2.01.

          (b) If Holder or Holders so elect, the offering of such Registerable Securities pursuant to such Form S-3 Registration shall be in the form of an underwritten offering. Holders shall have the right to appoint MS & Co. as the book-running and managing Underwriter in connection with such offering and any additional investment bankers and managers to be used in connection with the offering. If Holders decline their right to appoint MS & Co. as the book-running and managing Underwriter, the Company shall select, subject to approval by Holders of a majority of the Registerable Securities subject to such Form S-3 Registration, the book-running and other managing Underwriters in connection with such offering and any additional investment bankers and managers to be used in connection with the offering. The Company shall be obligated to cause senior management of the Company to participate in any "road-show" in connection with the offering.

         SECTION 2.04. Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in
Section 2.01, 2.02 or 2.03 shall advise the Company that the size of the offering that Holder, the Company and any other Persons intend to make is such that the success of the offering would be materially and adversely affected, then the amount of Registerable Securities to be offered for the account of Holder shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters; provided that (x) in the case of a Demand Registration by Holders or Form S-3 Registration pursuant to Section 2.03 hereof, the amount of Registerable Securities to be offered for the account of the Holder shall be reduced only after (1) the amount of securities to be offered for the account of such other Persons has been reduced to zero, and then
(2) the amount of securities to be offered for the account of the Company has been reduced to zero, and (y) in the case of a Piggyback Registration (1) that is initiated by the Company for its own account and where securities are being offered for the account of Persons other than the Company, then the proportion by which the amount of such Registerable Securities intended to be offered for the account of Holder is reduced shall not exceed the proportion by which the amount of such securities intended to be offered for the account of such other Persons is reduced, such reduction shall be effected before any reduction of the number of securities offered for the account of the Company, or (2) that is initiated for the account of Persons other than the Company, the amount of Registerable Securities to be offered for the account of the Company, if any, shall be reduced only after (A) the amount of securities to be offered for the account of Holders has been reduced to zero, and then (B) the amount of securities to be offered for the account of such other Persons has been reduced to zero.

         SECTION 2.05. General Limitations. Any Demand Registration requested under Section 2.01 shall, if the Company is eligible to use Form S-3 (or any successor form) under the 1933 Act, be effected on a Form S-3 Registration. Notwithstanding anything to the contrary in this Article 2, the Company shall not be obligated pursuant to Section 2.01 and Section 2.03 hereof to effect more than an aggregate of two registrations in any one year period.

                                    ARTICLE 3

                             REGISTRATION PROCEDURES

         SECTION 3.01. Filings; Information. Whenever a Holder requests a Demand Registration or Form S-3 Registration, the Company will use its best efforts to effect the registration of such Registerable Securities as quickly as practicable, and in connection with any such request:

         (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registerable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use reasonable best efforts to cause such filed registration statement to become and remain effective for a period of not less than 120 days; provided that (i) if the Company shall furnish to Holder a certificate signed by its Chairman, Chief Executive Officer or Chief Financial Officer stating that in his or her good faith judgment it would be detrimental or otherwise disadvantageous to the Company or its stockholders for such a registration statement to be filed, or, in the case of an effective registration statement, for sales to be effected thereunder, the Company shall have a period of not more than 120 days within which to file such registration statement measured from the date of receipt of the request in accordance with Section 2.01 or, in the case of an effective registration statement, the Company shall be entitled to require Holder to refrain from selling Registerable Securities under such registration statement for a period of up to 120 days and (ii) the Company shall not be obligated to file any registration statement pursuant to Sections 2.01 and Section 2.03 hereof if the Company has filed within the previous 120 days a registration statement under the 1933 Act (other than on Form S-8); provided further that, in the case of a registration statement to be filed, the Company shall be entitled to only one 120 day delay in any 360 day period, and, in the case of an effective registration statement, the Company shall be entitled to require Holder to refrain from selling Registerable Securities under such Registration Statement for an aggregate of 120 days in any 360 day period. If the Company furnishes a notice under this paragraph at a time when a registration statement filed pursuant to this Agreement is effective, the Company shall extend the period during which such registration statement shall be maintained effective as provided in this Section 3.01(a) hereof by the number of days during the period from and including the date of the giving of notice under this paragraph to the date when sales under the registration statement may recommence.

         (b) The Company will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to a representative designated by Holders of a majority of the Registerable Securities covered by such registration statement and each managing Underwriter, if any, copies thereof, and thereafter furnish to each Holder and each such Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as such Holder or such Underwriter may reasonably request in order to facilitate the sale of the Registerable Securities.

         (c) After the filing of the registration statement, the Company will promptly notify each Holder of any stop order issued or, to the knowledge of the Company, threatened to be issued by the Commission and take all necessary actions required to prevent the entry of such stop order or to remove it if entered.

         (d) The Company will use its reasonable best efforts to qualify the Registerable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as Holders reasonably (in light of Holders' intended plan of distribution) request; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) generally consent to service of process in any such jurisdiction.

         (e) The Company shall, as promptly as practicable, notify each Holder, at any time when a prospectus relating to the sale of the Registerable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of an event requiring the preparation of a supplement or amendment to such registration statement or prospectus so that, as thereafter delivered to the purchasers of such Registerable Securities, such registration statement or prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and as promptly as practicable make available to Holders and to the Underwriters any such supplement or amendment. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in the preceding sentence, Holder will forthwith discontinue the offer and sale of Registerable Securities pursuant to the registration statement covering such Registerable Securities until receipt of the copies of such supplemented or amended prospectus and, if so directed by the Company, Holder will deliver to the Company all copies, other than permanent file copies then in Holder's possession, of the most recent prospectus covering such Registerable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.01(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to Holders such supplemented or amended prospectus.

         (f) The Company will enter into customary agreements (including an underwriting agreement in customary form and satisfactory in form and substance to the Company in its reasonable judgment) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registerable Securities.

          (g) The Company will furnish to each Holder and to each managing Underwriter, if any, a signed counterpart, addressed to each Holder and each Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters delivered to such parties.

          (h) The Company will make generally available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the 1933 Act.

          (i) The Company will use its best efforts to cause all such Registerable Securities covered by such Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

         The Company may require each Holder promptly to furnish in writing to the Company such information regarding such Holder, the plan of distribution of the Registerable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

         SECTION 3.02. Registration Expenses. In connection with any Demand Registration, Piggyback Registration or Form S-3 Registration, the Company shall pay the following expenses incurred in connection with such registration (the "Registration Expenses"): (i) all filing fees with the Commission and the National Association of Securities Dealers, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), (iii) printing expenses, (iv) the fees and expenses incurred in connection with the listing of the Registerable Securities, (v) fees and expenses of counsel and independent certified public accountants for the Company (including the expenses of any comfort letters pursuant to Section 3.01(g) hereof) and (vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration. Each Holder shall pay any underwriting fees, discounts or commissions and the fees and expenses of counsel to the Holders of Registerable Securities attributable to the sale of Registerable Securities of such Holder. The Company shall pay internal Company expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

                                    ARTICLE 4

                        INDEMNIFICATION AND CONTRIBUTION

         SECTION 4.01. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, its officers and directors, and each Person, if any, who controls such Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registerable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus (including documents incorporated by reference therein), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of such Holder if a copy of the then current prospectus was not provided to purchaser at or prior to the time of such purchase and such current prospectus would have cured the defect giving rise to such loss, claim, damage or liability or for any sales occurring during the period in which the Company is not required to keep the registration statement effective as provided in Section 3.01(a) or after the Company has informed such Holder under Section 3.01(e) and prior to the delivery by the Company of any supplement or amendment to such prospectus. The Company also agrees to indemnify any Underwriters of the Registerable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of such Holder provided in this Section 4.01.

         SECTION 4.02. Indemnification by Holder. Each Holder agrees to indemnify and hold harmless the Company, its officers and directors, and each Person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information furnished in writing by or on behalf of such Holder expressly for use in any registration statement or prospectus relating to the Registerable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Holder also agrees to indemnify and hold harmless Underwriters of the Registerable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.02.

         SECTION 4.03. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section 4.01 or 4.02, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would, in the opinion of counsel reasonably acceptable to the Indemnifying Party, be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

         SECTION 4.04. Contribution. If the indemnification provided for in this
Article 4 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and each Holder from the offering of the securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and each Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and each Holder shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and each Holder, in each case as set forth in the table on the cover page of the prospectus, bear to the aggregate public offering price of the securities. The relative fault of the Company and each Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.04 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.



                                    ARTICLE 5

                                  MISCELLANEOUS

         SECTION 5.01. Participations in Underwritten Registrations. No Person may participate in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights.

         SECTION 5.02. Rule 144. The Company covenants that it will use best efforts to file any reports required to be filed by it under the 1933 Act and the 1934 Act and that it will take such further action as Holders may reasonably request, all to the extent required from time to time to enable Holders to sell Registerable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         SECTION 5.03. Holdback Agreements. (a) Each Holder agrees not to offer, sell, contract to sell or otherwise dispose of any Registerable Securities, or any securities convertible into or exchangeable or exercisable for such securities, from the date of filing of a registration statement relating to the sale of Registerable Securities through the 90 day period beginning on the date of the first sale of Registerable Securities pursuant to the registration statement other than the Registerable Securities to be sold pursuant to such registration statement.

         (b) The Company agrees not to offer, sell, contract to sell or otherwise dispose of any securities similar to the Registerable Securities to be sold pursuant hereto, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90 day period beginning on, the effective date of any registration statement registering the Registerable Securities other than any shares of Common Stock sold upon the exercise of an option or warrant or the conversion of a security outstanding at such date or pursuant to any Common Stock Plan or issued by the Company as consideration for an acquisition or other transaction not intended to provide equity financing.

         SECTION 5.04. Termination of Company Obligations. All registration rights provided hereunder shall terminate with respect to any Holder at such time as such Holder holds less than 5% of the outstanding common stock and is able to sell all of its Registerable Securities under Rule 144 without registration under the 1933 Act during any single three month period.

                                                                      Exhibit B
                            INTEGRAMED AMERICA, INC.






                      WARRANT FOR THE PURCHASE OF SHARES OF
                    COMMON STOCK OF INTEGRAMED AMERICA, INC.


No. ____                                                     Warrant to Purchase
                                                                _________ Shares


                THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE
                SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD
                EXCEPT IN COMPLIANCE THEREWITH.

         FOR VALUE RECEIVED, INTEGRAMED AMERICA, INC., a Delaware corporation (the "Company"), hereby certifies that [Name of Morgan Stanley Venture Fund], its successor or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, a number of fully paid and non-assessable shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), equal to the Warrant Shares (as hereinafter defined) at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of Warrant Shares to be received upon the exercise of this Warrant is subject to adjustment from time to time as hereinafter set forth.

         1. Definitions. (a) The following terms, as used herein, have the following meanings:

         "Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

         "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

         "Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

         "Exercise Price" means $.01 per Warrant Share.

         "Expiration Date" means the fourth anniversary of the date hereof at 5:00 p.m. New York City time.

         "Investment Agreement" means the Investment Agreement dated as of January 23, 1998 among the Company and the Shareholders listed on the signature pages thereto, providing for the purchase and issuance of the Shares and this Warrant.

         "Person" means an individual, partnership, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Principal Holder" means the original Holder of this Warrant on the date of issue, or if such original Holder so elects, any transferee of all or any portion of this Warrant whom such original Holder shall have designated by written notice to the Company as the successor Principal Holder. Any successor Principal Holder designated pursuant to the immediately preceding sentence shall also have the right upon any subsequent transfer to designate a successor Principal Holder in the manner described above.

         "Shareholders" means the Shareholders listed on the signature pages to the Investment Agreement.

         "Shares" means the shares of Common Stock purchased by the Shareholders pursuant to the Investment Agreement.

         "Warrant Shares" means the ________ shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

         (b) Capitalized terms used but not defined herein shall have the meanings given them in the Investment Agreement.

         2. Exercise of Warrant.

              (a) The Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. No earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

              (b) The Exercise Price may be paid in cash or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

              (c) If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

              (d) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph 5 below.

         3. Restrictive Legend. Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to the Investment Agreement.

         4. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except to the extent set forth in the Investment Agreement.

         5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price Per Common Share at the date of such exercise. For the purpose of any computation under this paragraph 5, on any determination date the Current Market Price Per Common Share shall be deemed to be the average (weighted by daily trading volume) of the Daily Prices (as defined below) per share of the applicable class of Common Stock for the 20 consecutive trading days immediately prior to such date. "Daily Price" means (A) the last reported sale price on such day if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market; or (B) if the shares of such class of Common Stock then are not so listed or admitted to unlisted trading privileges but is traded on the Nasdaq Small Cap Market, the average of the closing bid and asked prices for such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the determination date. If on any determination date the shares of such class of Common Stock are not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Price Per Common Share shall be the fair market value of such shares on such determination date as determined by the Board of Directors. If the Principal Holder shall object to any determination by the Board of Directors of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per share of the applicable class of Common Stock as determined by an independent appraiser retained by the Company at its expense and reasonably acceptable to the Principal Holder. For purposes of any computation under this paragraph 5, the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

         6. Exchange, Transfer or Assignment of Warrant.

              (a) This Warrant Certificate and all rights hereunder are not transferable by the registered holder hereof except to any Person who, prior to such transfer, agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by the terms of the Investment Agreement in accordance with the provisions thereof. Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

              (b) The Holder of this Warrant shall be entitled, without obtaining the consent of the Company to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant
         Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

         7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

         8. Anti-dilution Provisions. In case the Company shall at any time after the date hereof (i) declare a dividend or make a distribution on Common Stock payable in Common Stock, (ii) subdivide or split the outstanding Common Stock, (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Warrant Shares in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination or reclassification shall be proportionately adjusted so that the exercise of this Warrant after such time shall entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Company (or shares of any security into which such shares of Common Stock have been reclassified pursuant to clause 8(a)(iii) or 8(a)(iv) above) which, if this Warrant had been exercised immediately prior to such time, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination or reclassification. An adjustment made pursuant to this Section 8(a) shall become effective immediately after such record date in the case of a dividend or a distribution and immediately after the effective date in the case of a subdivision, split, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         9. Consolidation, Merger, or Sale of Assets. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer, assuming (i) such holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) in the case of a consolidation, merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph 9, the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this paragraph 9 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

         10. Notices. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder, the Company or the Shareholder Representative, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

         If to the Company:

                  IntegraMed America, Inc.
                  One Manhattanville Road
                  Purchase, New York 10577
                  Telecopy: (914) 253-8008
                  Attention: Gerardo Canet

         If to the Holder:

                  Morgan Stanley Venture Partners
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Telecopy: (212) 762-8424
                  Attention:  M. Fazle Husain

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.


         11. Rights of the Holder. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

         12. GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

         13. Amendments; Waivers. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         IN  WITNESS   WHEREOF,   the  Company  has  duly  caused  this  Warrant
Certificate to be signed by its duly authorized officer and to be dated as of January 23, 1998.

                                            INTEGRAMED AMERICA, INC.



                                            By:
                                                  Name:
                                                  Title:


Acknowledged and Agreed:

[Name of Morgan Stanley Venture Fund]


By:
      Title:

                                     WARRANT EXERCISE NOTICE

                        (To be delivered prior to exercise of the Warrant
                     by execution of the Warrant Exercise Subscription Form)


To:      IntegraMed America, Inc.

         The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $.01 per share, of IntegraMed America, Inc. The undersigned intends to exercise the Warrant to purchase ___________ shares (the "Shares") at $.01 per Share (the Exercise Price currently in effect pursuant to the Warrant). The undersigned intends to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

Date:_____________________________

                          _____________________________________________________
                          (Signature of Owner)


                          _____________________________________________________
                          (Street Address)


                          _____________________________________________________
                          (City)   (State)        (Zip Code)


Payment:  $__________________ cash

          $__________________ check

                       WARRANT EXERCISE SUBSCRIPTION FORM

                (To be executed only upon exercise of the Warrant
                    after delivery of Warrant Exercise Notice)


To:      IntegraMed America, Inc.

         The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares (the "Shares") of Common Stock, par value $.01 per share, of IntegraMed America, Inc. (the "Company") at $.01 per Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $___________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.


Date:  _____________________________


                           ----------------------------------------------------
                          (Signature of Owner)


                           -----------------------------------------------------
                           (Street Address)


                           -----------------------------------------------------
                           (City)   (State)     (Zip Code)

Securities and/or check to be issued to:_______________________________________

Please insert social security or identifying number:___________________________

Name: _________________________________________________________________________

Street Address:________________________________________________________________


City, State and Zip Code:______________________________________________________


Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number: __________________________


Name:__________________________________________________________________________


Street Address:________________________________________________________________


City, State and Zip Code:______________________________________________________

                             WARRANT ASSIGNMENT FORM



                                                    Dated ___________ ___, _____


         FOR VALUE RECEIVED, _______________________ hereby sells,

 assigns and transfers unto_____________________________(the "Assignee"),
                       (please type or print in block letters)

________________________________________________________________________________
                                (insert address)

its right to purchase up to shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.



                                    Signature: